Federated Hermes SDG Engagement Equity Fund
A Portfolio of Federated Hermes Adviser Series

CLASS A SHARES (TICKER FHEQX)
INSTITUTIONAL SHARES (TICKER FHESX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 29, 2020
Under the heading entitled “PERFORMANCE BAR CHART AND TABLE—Average Annual Total Return Table” please delete the table and replace it with the following:
“(For the Periods Ended December 31, 2019)
	1 Year	Since Inception 11/6/2018
A:
Return Before Taxes	18.47%	8.10%
IS:
Return Before Taxes	25.41%	13.52%
Return After Taxes on Distributions	24.63%	12.91%
Return After Taxes on Distributions and Sale of Fund Shares	15.04%	10.07%
MSCI All Country World SMID Index[1] (reflects no deduction for fees, expenses or taxes)	25.37%	12.63%
Morningstar World Small/Mid Stock Funds Average[2] (reflects no deduction for fees, expenses or taxes)	26.29%	12.46%
1	The Benchmark captures mid- and small-cap representation across 23 Developed Markets and 26 Emerging Markets countries. The index is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.”
August 18, 2020
Federated Hermes SDG Engagement Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455165 (8/20)
© 2020 Federated Hermes, Inc.